                                                                    EXHIBIT 99.2
                                                                    ------------


                  UNAUDITED PRO FORMA FINANCIAL INFORMATION OF
                             BROOKS AUTOMATION, INC

                       INDEX TO THE FINANCIAL STATEMENTS


Unaudited Pro Forma Condensed Consolidated Balance
 Sheet as of March 31, 1999

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended March 31, 1999

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended September 30, 1998

Notes to the Unaudited Pro Forma Condensed Consolidated
 Financial Statements


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

                            BROOKS AUTOMATION, INC.

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION


The unaudited pro forma condensed consolidated financial information gives effect to the acquisition of Hanyon Technology, Inc. ("Hanyon") by Brooks Automation, Inc. (the "Company") on April 21, 1999. The Company acquired a 90.5% interest in Hanyon for approximately $6.6 million in cash. The acquisition has been accounted for under the purchase method of accounting. The pro forma combined balance sheet gives effect to the acquisition on Hanyon as if the acquisition had been completed as of March 31, 1999. The pro forma combined statements of operations give effect to the acquisition of Hanyon as if the acquisition had been completed at the beginning of the period.

The pro forma combined statement of income for the year ended September 30, 1998, includes the audited financial information of the Company for the year ended September 30, 1998, and the unaudited financial information of Hanyon for the year ended December 31, 1998. The pro forma combined statement of income for the six months ended March 31, 1999, includes the unaudited financial information for the six months ended March 31, 1999, of both the Company and Hanyon. Hanyon's unaudited results of operations for the three months ended December 31, 1998, (including revenues and net income of $829,000 and $183,000, respectively) are included in the Unaudited Pro Forma Condensed Consolidated Statements of Operations for both the year ended September 30, 1998, and the six months ended March 31, 1999.


The unaudited pro forma condensed consolidated financial statements are based on the historical consolidated financial statements of the Company and the unaudited historical financial statements of Hanyon and reflects certain pro forma adjustments based upon preliminary estimates, available information, and certain assumptions that management deems appropriate.


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

These Unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with (1) the historical financial statements of Hanyon for the year ended December 31, 1998, which is included as an exhibit to this Form 8-KA and (2) the historical consolidated financial statements of the Company that are included in the Company's Annual Report on Form 10-K for the year ended September 30, 1998, and Interim Quarterly Report on Form 10-Q for the quarter ended March 31, 1999.

The Unaudited Pro Forma Condensed Consolidated Financial Statements are presented for comparative purposes only and are not intended to be indicative of actual consolidated results of operations or consolidated financial position that would have been achieved had the acquisition of Hanyon been consummated as of the dates indicated above nor do they purport to indicate results that may be attained in the future.



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

                            BROOKS AUTOMATION, INC.
           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
           --------------------------------------------------------
                             As of March 31, 1999

                                                               (Historical)  (Historical)   (Pro Forma)                 (Pro Forma)
                                                                                           Adjustments
                                                                                               and
(In thousands)                                                   Brooks      Hanyon (a)    Eliminations                Consolidated
                                                                 ------      ----------   -------------                ------------
ASSETS
Current assets:
   Cash and cash equivalents                                      $ 69,277        $4,357        $(7,320)  (b)              $ 66,314
   Accounts receivable, net                                         23,123         2,398           (426)  (e)                25,095
   Inventories                                                      16,839             -                                     16,839
   Prepaids expenses and
    other current assets                                             9,075           186                                      9,261
                                                                  ------------------------------------------------------------------
      Total current assets                                         118,314         6,941         (7,746)                    117,509
                                                                  ------------------------------------------------------------------
   Fixed assets, net                                                17,488           372                                     17,860
   Goodwill                                                                                       1,914   (c)                 1,914
   Other assets                                                      4,370           729                                      5,099
                                                                  ------------------------------------------------------------------
     Total assets                                                 $140,172        $8,042        $(5,832)                   $142,382
                                                                  ==================================================================
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                               $  5,473        $   46           (426)  (e)              $  5,093
   Accrued expenses and other current
    liabilities                                                     12,099         1,589                                     13,688
                                                                  ------------------------------------------------------------------
      Total  current liabilities                                    17,572         1,635           (426)                     18,781
                                                                  ------------------------------------------------------------------
Other long-term liabilities                                            759           427                                      1,186
                                                                  ------------------------------------------------------------------
      Total liabilities                                             18,331         2,062           (426)                     19,967
                                                                  ------------------------------------------------------------------
Stockholders' equity:
    Minority shareholders' interest                                                                 574   (c)                   574
    Preferred stock                                                      -             -                                          -
    Common stock                                                       111           239           (239)  (c)                   111
    Additional paid-in capital                                     129,237            83            (83)  (c)               129,237
    Cumulative translation adjustment                                 (431)         (382)           382                        (431)
    Deferred compensation                                             (104)            -                                       (104)
    Retained earnings (accumulated deficit)                         (6,972)        6,040         (6,040)  (c)                (6,972)
                                                                  ------------------------------------------------------------------
        Total stockholders' equity                                 121,841         5,980         (5,406)                    122,415
                                                                  ------------------------------------------------------------------
        Total liabilities and stockholders'
          equity                                                  $140,172        $8,042        $(5,832)                   $142,382
                                                                  ==================================================================

                            BROOKS AUTOMATION,INC.
                  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                  ------------------------------------------
                            STATEMENT OF OPERATIONS
                            -----------------------
                     For the 6 months ended March 31, 1999

                                                     (Historical)  (Historical)   (Pro Forma)               (Pro Forma)
                                                                                 Adjustments
                                                                                     and
(In thousands, except share data)                      Brooks      Hanyon (A)    Eliminations              Consolidated
                                                     -----------   -----------   ------------            ----------------
Revenues                                                 $43,085        $2,075           (552) (e)                $44,608
Cost of revenues                                          23,977           117           (552) (e)                 23,542
                                                   ----------------------------------------------------------------------
Gross profit                                              19,108         1,958              0                      21,066
                                                   ----------------------------------------------------------------------
Operating expenses:
   Research and development                                8,797             0                                      8,797
   Selling, general and administrative                    11,920         1,377            191  (d)                 13,488
                                                   ----------------------------------------------------------------------
          Total operating expenses                        20,717         1,377            191                      22,285
                                                   ----------------------------------------------------------------------
Net income (loss) from operations                         (1,609)          581           (191)                     (1,219)
Interest income, net                                       1,473           (78)                                     1,395
                                                   ----------------------------------------------------------------------
Net income (loss) before income taxes                       (136)          503           (191)                        176
Income tax provision (benefit)                               305           (40)                                       265
                                                   ----------------------------------------------------------------------
                                                            (441)          543           (191)                        (89)
Minority shareholders' interest                                                           (52) (f)                    (52)
                                                   ----------------------------------------------------------------------
Net income (loss)                                        $  (441)       $  543          $(139)                    $   (37)
                                                   ======================================================================


Loss per share:
           Basic                                          $(0.04)                                                  $(0.00)
           Diluted                                        $(0.04)                                                  $(0.00)

Shares used in computing loss per share:
           Basic                                          11,028                                                   11,028
           Diluted                                        11,028                                                   11,028





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

                            BROOKS AUTOMATION, INC.
                  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                  ------------------------------------------
                            STATEMENT OF OPERATIONS
                            -----------------------
                  For the 12 months ended September 30, 1998

                                                                      (Historical)  (Historical)   (Pro Forma)           (Pro Forma)
                                                                                                  Adjustments
                                                                                                  and
(In thousands, except share data)                                     Brooks        Hanyon (a)    Eliminations          Consolidated
                                                                      -----         ---------    -------------          ------------
Revenues                                                            $  99,862        $7,453                             $107,315
Cost of revenues                                                       72,357           396                               72,753
                                                                   --------------------------------------------------------------
Gross profit                                                           27,505         7,057                               34,562
                                                                   --------------------------------------------------------------
Operating expenses:
  Research and development                                             22,674             0                               22,674
  Selling, general and administrative                                  26,464         2,516            383   (d)          29,363
  Acquisition-related and restructuring                                 3,722             0                                3,722
                                                                   --------------------------------------------------------------
     Total operating expenses                                          52,860         2,516            383                55,759
                                                                   --------------------------------------------------------------
Net income (loss) from operations                                     (25,355)        4,541           (383)              (21,196)
Interest income, net                                                    2,694            18                                2,712
                                                                   --------------------------------------------------------------
Net income (loss) before income taxes                                 (22,661)        4,559           (383)              (18,485)
Income tax provision (benefit)                                         (4,300)        1,465                               (2,835)
                                                                   --------------------------------------------------------------
Net income (loss)                                                     (18,361)        3,094           (383)              (15,650)
Dividends on preferred stock                                              521             0                                  521
                                                                   --------------------------------------------------------------
                                                                      (18,882)        3,094           (383)              (16,171)
Minority shareholders' interest                                                                       (294)  (f)            (294)
                                                                   --------------------------------------------------------------
Net income (loss) attributable to
  common stockholders                                                $(18,882)       $3,094          $ (89)             $(15,877)
                                                                   ===============================================================

Loss per share:
  Basic                                                                $(1.84)                                            $(1.55)
  Diluted                                                              $(1.84)                                            $(1.55)

Shares used in computing loss per share:
  Basic                                                                10,269                                             10,269
  Diluted                                                              10,269                                             10,269



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

                 NOTES TO BROOKS PRO FORMA FINANCIAL STATEMENTS

(a) The balance sheet as of March 31, 1999, has been translated to US Dollars at a rate of 1228.00 Korean Won to 1.0 US Dollar. The statement of operations for the 6 months ended March 31, 1999, and the year ended September 30, 1998, have been translated to US Dollars at a rate of 1240.84 Korean Won and 1450.04 Korean Won, respectively, to 1.0 US Dollar. The Hanyon historical financial statements have been converted to US GAAP.

(b)  To reflect the cash paid to acquire Hanyon.

(c) To eliminate Hanyon historical equity, to reflect transaction costs, and to reflect goodwill. This purchase accounting is based upon preliminary estimates. Goodwill will be amortized on a straight-line basis over 5 years.

(d) To reflect six months and twelve months of amortization of goodwill for the six months ended March 31, 1999, and the year ended September 30, 1998, respectively.

(e) To eliminate intercompany transactions as a result of intercompany software product sales.

(f)  To reflect the 9.5% minority shareholders' interest in Hanyon's earnings.

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